October 28, 2005
First NLC Securitization Trust 2005-3
Mortgage-Backed Notes, Series 2005-3
$396,939,000
(Approximate, Subject to +/- 10% Variance)
Series Term Sheet
First NLC Financial Services, LLC
A wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc.
Originator and Seller
FBR Securitization, Inc.
Depositor
Wells Fargo Bank, National Association
Servicer, Master Servicer and Securities Administrator
FRIEDMAN BILLINGS RAMSEY
Lead Underwriter

DISCLAIMER
Attached is a Series Term Sheet that describes the structure, collateral and certain aspects of the First NLC Trust 2005-3, Mortgage-Backed Notes, Series 2005-3. Friedman, Billings, Ramsey & Co., Inc. (“FBR”) has prepared this Series Term Sheet for Payment to potential investors. Though the Depositor provided FBR with certain information, the Depositor did not participate in the preparation of this Series Term Sheet. The Series Term Sheet is for informational purposes only and is subject to modification or change. The information and assumptions contained in this Series Term Sheet are preliminary and will be superseded by any subsequent series term sheets and by a prospectus, a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Depositor’s registration statement.
Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive information and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR trading desk at (703) 469-1225.
Any investment decision should be based only upon the information in the final prospectus and prospectus supplement as of their publication dates.
Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors must consider the risks of these securities.
If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.
COMPUTATIONAL MATERIALS
This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by FBR in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities.
Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on the pool of Mortgage Loans expected to be included in the trust along with other certain Mortgage Loans on the Closing Date. Certain Mortgage Loans contained in this pool may be deleted from the final pool of Mortgage Loans delivered to the trust on the Closing Date and other loans may be substituted therefor. The pool described in the Computational Materials may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the pool presented in the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Contact Information
FBR		FBR		FBR
ABS Banking		ABS Trading/Syndicate		ABS Structuring
Mike Ciuffo	(703) 312-1889	Salmaan Siddiqui	(703) 469-1225	Tol Ho	(703) 312-1737
Dane Smith	(703) 312-1896			Anna Zuckerman	(703) 469-1283
Chris DeMulder	(703) 312-1754
Aaron Kemp	(703) 312-1657

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 1	October 28, 2005
First NLC Securitization Trust 2005-3
Mortgage-Backed Notes, Series 2005-3

	Principal	WAL	Payment Window	Expected Rating	Interest	Principal
Class(1)	Balance ($)(2)	Call/Mat(3)	(Mths) Call/Mat(3)	(S&P/Moody’s)	Type(4)	Type
Class AV-1	137,432,000	0.79 / 0.79	1 - 18 / 1 - 18	AAA/Aaa	Floating	Senior Sequential
Class AV-2	121,423,000	2.00 / 2.00	18 - 34 / 18 - 34	AAA/Aaa	Floating	Senior Sequential
Class AV-3	15,113,000	3.00 / 3.06	34 - 52 / 34 - 60	AAA/Aaa	Floating	Senior Sequential
Class AV-4	31,577,000	4.28 / 7.49	52 - 52 / 60 - 173	AAA/Aaa	Floating	Senior Sequential
Class M-1	32,173,000	4.18 / 5.26	46 - 52 / 46 - 150	AA/Aa2	Floating	Subordinate
Class M-2	26,640,000	3.89 / 4.87	41 - 52 / 41 - 138	A/A2	Floating	Subordinate
Class M-3	6,557,000	3.80 / 4.74	40 - 52 / 40 - 122	A-/A3	Floating	Subordinate
Class M-4	6,557,000	3.77 / 4.69	39 - 52 / 39 - 117	BBB+/Baa1	Floating	Subordinate
Class M-5	4,918,000	3.74 / 4.63	39 - 52 / 39 - 111	BBB/Baa2	Floating	Subordinate
Class M-6	5,942,000	3.73 / 4.57	38 - 52 / 38 - 106	BBB/Baa3	Floating	Subordinate
Class M-7	8,607,000	3.71 / 4.45	38 - 52 / 38 - 98	BBB/NR	Floating	Subordinate
Total:	396,939,000

(1)	The Offered Notes are priced to the Optional Termination Date. The margin on the Class A Notes will be multiplied by 2 and the margin on the Class M Notes will be multiplied by 1.5 on any Payment Date after the Optional Termination Date.

(2)	Approximate.

(3)	See “Pricing Prepayment Speed” herein.

(4)	Each class of Notes will be subject to the “Available Funds Rate” as described herein.
A. General Terms

Issuer:	First NLC Trust 2005-3.

Depositor:	FBR Securitization, Inc.

Originator:	First NLC Financial Services, LLC.

Lead Underwriter:	Friedman, Billings, Ramsey & Co., Inc.

Co-Underwriter:	J.P. Morgan Securities, Inc.

Servicer:	Wells Fargo Bank, National Association. Ocwen Federal Bank, FSB will service the Mortgage Loans temporarily until the servicing transfer date, expected to be December 1, 2005.

Custodian:	JPMorgan Trust Company, National Association.

Master Servicer and Securities Administrator:	Wells Fargo Bank, National Association.

Indenture Trustee:	HSBC Bank USA, National Association.

Owner Trustee:	Wilmington Trust Company.

Credit Risk Manager:	Clayton Fixed Income Services Inc. (formerly The Murrayhill Company).

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 2	October 28, 2005

Hedge Counterparty:	TBD.

Class A Notes:	The Class AV-1, Class AV-2, Class AV-3 and Class AV-4 Notes.

Class M Notes:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Notes.

Offered Notes:	The Class A and Class M Notes.

Non-Offered Notes:	The Class N Notes.

Ownership Certificate:	The Issuer will also issue an ownership certificate, which will not be offered and will be held initially by an affiliate of the Depositor.

Payment Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in November 2005.

Cut-off Date:	For each of the Initial Mortgage Loans, October 1, 2005. For each of the Subsequent Mortgage Loans, the date of which such mortgage loan is transferred to the trust.

Final Maturity Date:	The Payment Date in December 2035.

Expected Pricing Date:	On or about November [2], 2005.

Expected Closing Date:	On or about November 16, 2005.

Accrued Interest:	The price to be paid by investors for the Offered Notes will not include accrued interest (settling flat).

Interest Accrual Period:	The “Interest Accrual Period” for each Payment Date with respect to the Offered Notes will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

Registration:	The Offered Notes will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Mortgage Loans:	As of October 1, 2005, the aggregate scheduled principal balance of the mortgage loans expected to be transferred to the Trust on the Closing Date will be approximately $[391,675,225.94], consisting of approximately (i) $[74,415,000.75] of fixed rate, first and second lien mortgage loans (the “Initial Fixed-Rate Mortgage Loans”) and (ii) approximately $[317,260,225.19] of adjustable-rate, first lien mortgage loans (the “Initial Adjustable-Rate Mortgage Loans,” and together with the Initial Fixed-Rate Mortgage Loans, the “Initial Mortgage Loans”). See the attached descriptions of the Statistical Mortgage Loans for more information.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 3	October 28, 2005

Pre-Funded Amount:	An account (the “Pre-Funding Account”) will be established on the Closing Date into which up to $[18,178,386.46] (the “Original Pre-Funded Amount”) will be deposited. During the period from the Closing Date to [November 30, 2005] (the “Pre-Funding Period”), the amounts on deposit in the Pre-Funding Account generally will be used to purchase subsequent mortgage loans (“Subsequent Mortgage Loans”, and together with the Initial Mortgage Loans, the “Mortgage Loans”) having similar characteristics to the Initial Mortgage Loans. The “Pre-Funded Amount” on any date of determination is the amount on deposit in the Pre-Funding Account on such date. Any unused portion of the Pre-Funded Amount will be paid as principal on the Offered Notes then entitled to receive principal on the Payment Date immediately following the end of the Pre-Funding Period.

Credit Risk Manager:	The Credit Risk Manager will monitor the performance of the Servicer, and make recommendations to the Servicer and/or Master Servicer regarding certain delinquent and defaulted Mortgage Loans and will report to the Depositor on the performance of such Mortgage Loans, pursuant to a Credit Risk Management Agreement to be entered into by the Credit Risk Manager, the Servicer and the Master Servicer. The Credit Risk Manager will rely upon mortgage loan data that is provided to it by the Servicer and the Master Servicer in performing its advisory and monitoring functions.

Cap Agreement:	On the Closing Date, the Issuer will enter into a hedge agreement with the Hedge Counterparty with an initial notional balance of approximately $377,844,000. On each such Payment Date, the Hedge Counterparty will be obligated to make a payment to the Issuer equal to the product of (a) the amount, if any, by which one-month LIBOR exceeds the related strike rate for such Payment Date, (b) the related notional balance for such Payment Date and (c) the quotient of (i) the number of days in the related Interest Accrual Period divided by (ii) 360. The expected strike rate and notional balance for each payment are set forth in the attached Cap Schedule. The Cap Agreement may have a schedule of strike rates and notional balances that varies from the Cap Schedule in this Series Term Sheet. The final scheduled strike rates and notional balances will be included in the prospectus supplement. Proceeds from the Cap Agreement will be available as Interest Proceeds for payment on the Notes.

Credit Enhancement:	Consists of the following:

1. Excess Cashflow;
2. Overcollateralization;
3. Cap Agreement; and
4. Subordination (to the extent applicable for each class of Offered Notes).

Expected Initial Credit		Expected Credit
Enhancement Percentage		Enhancement Percentage
On Closing Date		On or After Stepdown Date
Class	Percent	Class	Percent
A	[25.45%]	A	[50.90%]
M-1	[17.60%]	M-1	[35.20%]
M-2	[11.10%]	M-2	[22.20%]
M-3	[9.50%]	M-3	[19.00%]
M-4	[7.90%]	M-4	[15.80%]
M-5	[6.70%]	M-5	[13.40%]
M-6	[5.25%]	M-6	[10.50%]
M-7	[3.15%]	M-7	[6.30%]

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 4	October 28, 2005

Optional Termination Date:	The holder of the ownership certificate may purchase all of the Mortgage Loans and effect the retirement of the Notes on any Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period is equal to or less than 20% of the sum of the aggregate Scheduled Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and the Original Pre-Funded Amount.

Clean up Call:	The Servicer will have the right to purchase all of the Mortgage Loans on any Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period is equal to or less than 10% of the sum of the aggregate Scheduled Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and the Original Pre-Funded Amount. The proceeds of the sale will be applied to retire the Notes.

Pricing Prepayment Speed:	The Offered Notes will be priced at 100% PPC. With respect to the fixed rate mortgage loans, 100% PPC assumes 23% HEP. With respect to the adjustable rate mortgage loans, 100% PPC assumes 2% CPR in month 1, an additional 1/11th of 28% CPR for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter.

Federal Tax Status:	It is anticipated that the Offered Notes will be characterized as debt instruments for federal income tax purposes.

SMMEA Eligibility:	The Offered Notes are not expected to constitute “mortgage related securities” for purposes of SMMEA.

ERISA Eligibility:	The Offered Notes are expected to be eligible for purchase by or on behalf of employee benefit plans or any other plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain conditions as further described in the prospectus supplement.

Servicing Fee:	On each Payment Date, the Servicer will be entitled to 1/12 of 0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period.

Master Servicing Fee:	On each Payment Date, the Master Servicer will be entitled to 1/12 of [0.0175%] of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period. The fees of the Indenture Trustee, the Owner Trustee, the Securities Administrator and the Custodian will be paid by the Master Servicer from the Master Servicing Fee.

Credit Risk Manager Fee:	On each Payment Date, the Credit Risk Manager will be entitled to 1/12 of 0.0125% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 5	October 28, 2005
B. Payments to Securities

Priority of Payments:	Available Funds from the Mortgage Loans will be paid on each Payment Date as follows:
1)	Interest Proceeds will be paid in the following order of priority:
a)	To pay the Master Servicing Fee and the Credit Risk Manager Fee and any indemnities and expenses due and payable to the Servicer, the Master Servicer, the Securities Administrator, the Owner Trustee, the Indenture Trustee and the Custodian;

b)	To pay concurrently to each class of the Class A Notes, pro rata based upon the entitlement of each such class, its Current Interest;

c)	To pay sequentially to each class of the Class M Notes in numeric order, its Current Interest;
2)	Principal Payment Amount will be paid as described under “Principal Paydown.”

3)	Excess Cashflow will be paid in the following order of priority:
a)	To pay to each of the Class A Notes, pro rata based upon the entitlement of each such class, any remaining unpaid Current Interest;

b)	As principal on the Offered Notes, paid as described under clause (2) above, the Overcollateralization Deficiency Amount;

c)	To pay sequentially to each class of Class M Notes in numeric order, any remaining unpaid Current Interest;

d)	If any Class Impairment Amount exists, sequentially to each class of Class M Notes in numeric order, to pay principal with respect to such class of Notes in reduction of its Class Principal Amount an amount equal to the Class Impairment Amount for such class;

e)	To pay any Basis Risk Shortfall payable to each class of Offered Notes, pro rata based upon the entitlement of such class;

f)	To pay any Deferred Interest sequentially to each class of M Notes in numeric order; and

g)	To pay any remaining Excess Cashflow to the Non-Offered Notes and Certificate as described in the Transfer and Servicing Agreement.

Principal Paydown:	1)	On any Payment Date prior to the Stepdown Date or if a Trigger Event is in effect, the Principal Payment Amount will be paid sequentially as follows:
a)	To pay the Principal Payment Amount sequentially to the Class A Notes until their Class Principal Amounts have been reduced to zero; provided, however, that if the aggregate of the Adjusted Class Principal Amounts of the Class M Notes are reduced to zero, principal payments made to the Class A Notes will be paid pro rata; and

b)	To pay sequentially the balance of the Principal Payment Amount to each class of the Class M Notes in numeric order until the Adjusted Class Principal Amounts of each such class have been reduced to zero.
2)	On any Payment Date on or after the Stepdown Date and if a Trigger Event is not in effect, the Principal Payment Amount will be paid sequentially as follows:
a)	To pay the Senior Principal Payment Amount sequentially to the Class A Notes, until

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 6	October 28, 2005
their Class Principal Amounts have been reduced to zero;

provided, however, that if the aggregate of the Adjusted Class Principal Amounts of the Class M Notes are reduced to zero, principal payments made to the Class A Notes will be paid pro rata; and

b)	To pay to each of the Class M Notes in the following order of priority (in each case subject to any overcollateralization floors):
i.	first, to the Class M-1 Notes such that the Class M-1 Notes will have a Credit Enhancement Percentage of at least [35.20%];

ii.	second, to the Class M-2 Notes such that the Class M-2 Notes will have a Credit Enhancement Percentage of at least [22.20%];

iii.	third, to the Class M-3 Notes such that the Class M-3 Notes will have a Credit Enhancement Percentage of at least [19.00%];

iv.	fourth, to the Class M-4 Notes such that the Class M-4 Notes will have a Credit Enhancement Percentage of at least [15.80%];

v.	fifth, to the Class M-5 Notes such that the Class M-5 Notes will have will have a Credit Enhancement Percentage of at least [13.40%];

vi.	sixth, to the Class M-6 Notes such that the Class M-6 Notes will have a Credit Enhancement Percentage of at least [10.50%]; and

vii.	seventh, to the Class M-7 Notes such that the Class M-7 Notes will have a Credit Enhancement Percentage of at least [6.30%].

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 7	October 28, 2005
C. Definitions

Adjusted Class Principal Amount:	The “Adjusted Class Principal Amount” for any Payment Date and a class of Offered Notes, prior to giving effect to principal payments made with respect to such class of Notes on such Payment Date, is an amount equal to (a) the Class Principal Amount of such Class of Notes minus (b) the Class Impairment Amount, if any, of such Class of Notes.

Adjusted Net Mortgage Rate:	The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the per annum mortgage rate less the sum of (i) the Servicing Fee rate, (ii) the Master Servicing Fee rate and (iii) the Credit Risk Manager Fee rate.

Available Funds:	The “Available Funds” for each Payment Date will be the sum of the Interest Proceeds and the Principal Proceeds for such Payment Date.

Available Funds Rate:	The “Available Funds Rate” for each Payment Date is the per annum rate equal to the sum of (a) the product of (i) the weighted average of the Adjusted Net Mortgage Rates on the Mortgage Loans for the related Due Period, weighted on the basis of their Scheduled Principal Balance as of the beginning of the related Due Period, (ii) 30 divided by the actual number of days in the related Interest Accrual Period, and (iii) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period divided by the aggregate Adjusted Class Principal Amount of the Offered Notes immediately prior to such Payment Date and (b) the product of (i) 360 divided by the actual number of days in the Interest Accrual Period and (ii) any funds received by the trust pursuant to the Cap Agreement for such Payment Date, divided by the aggregate of the Adjusted Class Principal Amounts of the Offered Notes immediately prior to such payment date.

Basis Risk Shortfall:	The “Basis Risk Shortfall” for each Payment Date and each class of Offered Notes is the sum of (a) the excess, if any, of (i) the amount that would have been the Current Interest (without regard to the Available Funds Rate) for such Payment Date over (ii) the Current Interest accrued on such class of Offered Notes at an interest rate equal to the Available Funds Rate, (b) any amount described in clause (a) above for such class remaining unpaid from prior Payment Dates and (c) interest on the amount in clause (b) above at the Formula Rate.

Class Impairment Amount:	The “Class Impairment Amount” for any Payment Date and the Class M Notes, prior to giving effect to any principal payments made with respect to such Notes on the current Payment Date, is the lesser of (a) the Class Principal Amount of such Class of Notes and (b) the amount, if any, by which the sum of the Class Principal Amount of such Class of Notes and all Classes of Offered Notes that are senior to such Class of Notes exceeds the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

Class Principal Amount:	The “Class Principal Amount” for any Class of Notes is the initial principal amount thereof on the Closing Date, less all amounts previously paid with respect to such Note as principal on all prior Payment Dates.

Cumulative Realized Loss Percentage:	The “Cumulative Realized Loss Percentage” for any Payment Date means a fraction, expressed as a percentage, obtained by dividing (a) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Due Period by (b) the sum of the aggregate Scheduled Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and the Original Pre-Funded Amount.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 8	October 28, 2005

Current Interest:	The “Current Interest” for any Payment Date and each class of Offered Notes is the sum of (a) the interest accrued during the related Interest Accrual Period at the applicable Note Interest Rate for such class of Offered Notes on its Class Principal Amount immediately prior to such Payment Date, and (b) the sum of (i) any amounts in clause (a) above remaining unpaid from prior Payment Dates for such class of Offered Notes, and (ii) interest on the amount in clause (b)(i) above at the applicable Note Interest Rate for such Payment Date; provided, however, that in the case of the Class M Notes and any Payment Date, Current Interest shall be reduced by the amount of Deferred Interest (based, for the purposes of this calculation, on the Note Interest Rate) for such Class for such Payment Date.

Credit Enhancement Percentage:	The “Credit Enhancement Percentage” for each class of Offered Notes is a percentage determined by dividing (a) the sum of (i) the sum of the Adjusted Class Principal Amounts of all classes of Notes subordinate to the subject class of Notes and (ii) the Overcollateralization Amount for such Payment Date, in each case before taking into account any principal payments on such Payment Date, by (b) the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and any Pre-Funded Amount as of the last day of the related Due Period.

Deferred Interest:	The “Deferred Interest” for the Class M Notes and any Payment Date is equal to the sum of (a) the interest accrued during the related Interest Accrual Period at the applicable Formula Rate on the Class Impairment Amount for that class, (b) any amount described in clause (a) for prior Payment Dates remaining unpaid, and (c) interest accrued on the amount described in clause (b) above during the Interest Accrual Period related to such Payment Date at the applicable Formula Rate.

Delinquency Rate:	The “Delinquency Rate” for any Due Period is the fraction, expressed as a percentage, the numerator of which is the aggregate Scheduled Principal Balance of all Mortgage Loans that are 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of the preceding calendar month, and the denominator of which is the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and any Pre-Funded Amount as of the close of business on the last day of such calendar month.

Due Period:	The “Due Period” for any Payment Date is the period commencing on the second day of the calendar month immediately preceding the month in which such Payment Date occurs (or the date following the Cut-off Date in respect of the first Due Period) and ending on the first day of the calendar month in which such Payment Date occurs.

Excess Cashflow:	The “Excess Cashflow” for any Payment Date will be an amount equal to the Available Funds remaining after their payment in priorities 1) and 2) under “Priority of Payments.”

Formula Rate:	The “Formula Rate” for each class of Offered Notes will be equal to the lesser of (i) One-Month LIBOR plus the applicable margin for such class of Offered Notes and (ii) [14.00]%.

Interest Proceeds:	The “Interest Proceeds” with respect to any Payment Date generally, are the sum of (a) the sum of all scheduled and unscheduled payments of interest on the Mortgage Loans all proceeds in respect of interest from the liquidation of Mortgage Loans, all insurance proceeds on the Mortgage Loans in respect of interest and certain proceeds in respect of interest from the repurchase of a Mortgage Loan upon a breach of representations regarding such Mortgage Loan, each as is received or advanced in a related Due Period or the related Prepayment Period, as applicable and (b) any payments received by the Trust pursuant to the Cap Agreement, less the Servicing Fee with respect to such Payment Date.

Note Interest Rate:	The “Note Interest Rate” on each class of Offered Notes will be equal to the lesser of (i) the related Formula Rate and (ii) the Available Funds Rate.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 9	October 28, 2005

Overcollateralization Amount:	The “Overcollateralization Amount” as of any date of determination is equal to the excess of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount as of the last day of the related Due Period over (ii) the Adjusted Class Principal Amount of the Offered Notes after taking into account all distributions of principal on such Payment Date. On the Closing Date, the Overcollateralization Amount will be approximately $[12,913,869.67] ([3.15%] of the sum of the aggregate Scheduled Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and the Original Pre-Funded Amount). On each Payment Date, Excess Cashflow, if any, remaining after application for payment of any unpaid interest amount on the Class A Notes will be used to build or maintain the Target Overcollateralization Amount.

Overcollateralization Deficiency Amount:	The “Overcollateralization Deficiency Amount” for any Payment Date is the excess, if any, of (a) the Target Overcollateralization Amount for such Payment Date over (b) the Overcollateralization Amount for such Payment Date, after giving effect to distribution of the Principal Payment Amount on such Payment Date.

Overcollateralization Release Amount:	The “Overcollateralization Release Amount” for each Payment Date is the lesser of (a) the sum of the Principal Proceeds for such Payment Date and (b) the excess of (i) the Overcollateralization Amount for such Payment Date (assuming, for the purposes of this calculation, that 100% of the Principal Proceeds is applied as payment of principal on the Offered Notes on that Payment Date) over (ii) the Target Overcollateralization Amount for such Payment Date.

Prepayment Period:	The “Prepayment Period” with respect to any Payment Date and (i) any Principal Prepayment in full, the period that commences on and includes the 16th day of the month immediately preceding the month in which such Payment Date occurs (or from the Closing Date, in the case of the first Prepayment Period) and ends on and includes the 15th day of the month in which such Payment Date occurs, and (ii) any partial Principal Prepayment, the calendar month preceding the month in which the Payment Date occurs.

Principal Payment Amount:	The “Principal Payment Amount” with respect to any Payment Date is an amount equal to the lesser of (a) the Adjusted Class Principal Amount of the Offered Notes and (b) the excess of (i) the Principal Proceeds over (ii) the Overcollateralization Release Amount for such Payment Date.

Principal Proceeds:	The “Principal Proceeds” for any Payment Date, generally, are the sum of all scheduled and unscheduled payments of principal on the Mortgage Loans, all proceeds in respect of principal from the liquidation of Mortgage Loans, all insurance proceeds on the Mortgage Loans in respect of principal, any funds remaining in the Pre-Funding Account at the end of the Pre-Funding Period and all principal proceeds from the repurchase of a Mortgage Loan upon a breach of representations regarding such Mortgage Loan, each as is received or advanced in a related Due Period or the related Prepayment Period, as applicable.

Realized Losses:	If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the Scheduled Principal Balance of such Mortgage Loan. The amount of such difference is a “Realized Loss.”

Rolling Three Month Delinquency Rate:	The “Rolling Three Month Delinquency Rate” with respect to any Payment Date is the average of the Delinquency Rates for each of the three (or a shorter period, in the case of the first and second Payment Dates) immediately preceding months.

Scheduled Principal Balance:	The “Scheduled Principal Balance” with respect to any Mortgage Loan as of any date of determination is the principal balance of such Mortgage Loan as of the Cut-off Date, reduced by all scheduled payments of principal due after the Cut-off Date and all amounts allocable to unscheduled principal payments on such Mortgage Loan.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 10	October 28, 2005

Senior Enhancement Percentage:	The “Senior Enhancement Percentage” for a Payment Date is a percentage equal to (a) the sum of the aggregate Adjusted Class Principal Amount of the Class M Notes and the Overcollateralization Amount, in each case before taking into account any payments of principal on the Offered Notes on that Payment Date divided by (b) the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount as of the last day of the related Due Period.

Senior Principal Payment Amount:	The “Senior Principal Payment Amount” is with respect any Payment Date on or after the Stepdown Date and if a trigger event is not in effect, the lesser of (1) the Principal Payment Amount and (2) the excess, if any, of (x) the aggregate Class Principal Amount of the Class A Notes immediately prior to that Payment Date over (y) the lesser of (A) [49.10%] of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus the product of (i) 0.50% and (ii) the sum of the aggregate Scheduled Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and the Original Pre-Funded Amount.

Stepdown Date:	The “Stepdown Date” is the earlier to occur of (a) the Payment Date on which the aggregate Adjusted Class Principal Amount of the Class A Notes is reduced to zero, and (b) the later to occur of (i) the Payment Date in November 2008 and (ii) the first Payment Date on which the Senior Enhancement Percentage is greater than or equal to [50.90%].

Target Overcollateralization Amount:	The “Target Overcollateralization Amount” for any Payment Date prior to the Stepdown Date, is approximately [3.15%] of the sum of the aggregate Scheduled Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and the Original Pre-Funded Amount.

For any Payment Date on or after the Stepdown Date, approximately the lesser of (a) [3.15%] of the sum of the aggregate Scheduled Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and the Original Pre-Funded Amount, and (b) the sum of [6.30%] of the aggregate Scheduled Principal Balance of the Mortgage Loans and the Pre-Funded Amount as of the last day of the related Due Period for such Payment Date, subject to a floor equal to 0.50% of the sum of the aggregate Scheduled Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and the Original Pre-Funded Amount; provided, however, if a Trigger Event has occurred and is continuing on the related Payment Date, the Target Overcollateralization Amount will be the same as the Target Overcollateralization Amount on the preceding Payment Date.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 11	October 28, 2005

Trigger Event:	A “Trigger Event” is in effect on any Payment Date on or after the Stepdown Date, if either (a) the Rolling Three Month Delinquency Rate as of the last day of the related Due Period equals or exceeds [31.40%] of the Senior Enhancement Percentage on such Payment Date or (b) the Cumulative Realized Loss Percentage on such Payment Date exceeds the percentage specified in the table below for such Payment Date:

Payment Date Occurring In	Percentage
November 2007 — October 2008	[1.80]% for the first month plus an additional 1/12th of [2.20]% for each month thereafter
November 2008 — October 2009	[4.00]% for the first month plus an additional 1/12th of [1.50]% for each month thereafter
November 2009 — October 2010	[5.50]% for the first month plus an additional 1/12th of [1.25]% for each month thereafter
November 2010 — October 2011	[6.75]% for the first month plus an additional 1/12th of [0.75]% for each month thereafter
November 2011 and thereafter	[7.50]%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 12	October 28, 2005
D. Available Funds Rate
Available Funds Rate

					AFR using 20%
	AFR using Forward	AFR using 20% LIBOR		AFR using Forward	LIBOR
Period	Curve(2)(3)(4)	Scenario (1)(2)(3)(4)	Period	Curve(2)(3)(4)	Scenario (1)(2)(3)(4)
1	NA	NA	27	9.065%	22.587%
2	7.093%	22.017%	28	9.718%	23.351%
3	6.960%	21.790%	29	10.414%	24.067%
4	7.024%	21.786%	30	9.764%	23.407%
5	7.844%	22.501%	31	10.110%	23.755%
6	7.165%	21.781%	32	9.835%	23.482%
7	7.408%	22.002%	33	10.186%	23.835%
8	7.230%	21.778%	34	10.087%	24.436%
9	7.403%	22.003%	35	10.162%	24.518%
10	7.231%	21.781%	36	10.531%	24.933%
11	7.302%	21.786%	37	10.217%	24.591%
12	7.430%	22.019%	38	10.226%	24.567%
13	7.231%	21.803%	39	9.879%	24.167%
14	7.483%	22.041%	40	9.955%	24.835%
15	7.281%	21.827%	41	11.033%	26.062%
16	7.305%	21.839%	42	9.958%	24.824%
17	8.059%	22.581%	43	10.282%	25.182%
18	7.356%	21.865%	44	9.946%	24.821%
19	7.610%	22.106%	45	10.269%	25.181%
20	7.407%	21.891%	46	9.959%	24.855%
21	7.673%	22.122%	47	9.951%	24.853%
22	8.833%	22.297%	48	10.275%	25.173%
23	8.866%	22.300%	49	9.935%	24.769%
24	9.188%	22.693%	50	10.260%	25.133%
25	8.913%	22.413%	51	9.921%	24.730%
26	9.349%	22.863%	52	9.932%	24.768%

(1)	Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.

(2)	Includes Cap Payments received by the trust.

(3)	Assumes the Pricing Prepayment Speed to the Optional Termination Date.

(4)	The Note Interest Rate on the Offered Notes will be equal to the lesser of (i) the related Formula Rate and (ii) the Available Funds Rate.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 13	October 28, 2005
E. Cap Agreement
Cap Agreement

	Notional Balance	Cap Strike		Notional Balance	Cap Strike
Period	($)	(%)	Period	($)	(%)
1	377,844,000.00	4.1268	31	146,515,268.80	5.7458
2	374,476,642.40	4.1268	32	141,434,452.40	5.7524
3	370,245,851.00	4.1268	33	136,522,692.90	5.7582
4	365,158,201.50	4.1268	34	131,774,253.50	5.7653
5	359,223,086.60	4.1268	35	127,184,675.30	5.7697
6	352,455,596.20	4.1268	36	122,747,584.40	5.7580
7	344,876,611.10	4.1268	37	118,457,730.00	5.7634
8	336,514,761.10	4.1268	38	117,927,726.00	5.7675
9	327,532,870.10	4.1268	39	114,125,997.20	5.7721
10	317,990,009.80	4.1268	40	110,450,109.20	5.7765
11	308,692,842.30	4.1268	41	106,895,944.60	5.7796
12	299,655,055.70	4.1268	42	103,459,259.20	5.7845
13	290,874,994.20	4.1268	43	100,136,077.70	5.7892
14	282,345,266.40	4.1268	44	96,922,568.50	5.7926
15	274,058,693.80	4.1268	45	93,815,032.46	5.7956
16	266,008,305.00	4.1268	46	90,809,897.21	5.7999
17	258,187,329.00	4.1268	47	87,903,712.74	5.8046
18	250,589,190.50	4.1268	48	85,093,147.16	5.8542
19	243,207,503.10	4.1268	49	82,374,982.63	5.8593
20	235,999,609.80	4.1268	50	79,746,111.38	5.8636
21	223,887,041.80	4.1268	51	77,203,531.92	5.8692
22	212,283,094.30	5.7720	52	74,744,345.40	5.8731
23	201,289,311.90	5.7883	53	72,365,751.99	5.8759
24	190,880,173.50	5.6978	54	70,065,047.50	5.8809
25	181,044,686.90	5.7052	55	67,839,620.08	5.8849
26	174,701,640.10	5.7126	56	65,686,947.01	5.8888
27	168,654,551.00	5.7197	57	63,604,591.62	5.8920
28	162,832,594.30	5.7274	58	61,590,043.01	5.8959
29	157,208,058.10	5.7330	59	59,626,541.12	5.8994
30	151,771,083.40	5.7399	60	57,727,020.65	5.8915

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 14	October 28, 2005
F. Excess Spread Schedule

Excess Spread(1)(2)
	FWD 1	FWD 6	STATIC			FWD 1	FWD 6	STATIC
	Month	Month	LIBOR	FORWARD		Month	Month	LIBOR	FORWARD
Period	LIBOR %	LIBOR %	(%)	LIBOR (%)	Period	LIBOR %	LIBOR %	(%)	LIBOR (%)
1	4.1908	4.4689	NA	NA	27	4.7037	4.7624	4.040	3.546
2	4.3149	4.5433	2.298	2.292	28	4.7083	4.7679	4.458	4.145
3	4.4069	4.6077	2.150	2.140	29	4.7143	4.7739	4.755	4.472
4	4.4707	4.6386	2.149	2.135	30	4.7192	4.7783	4.444	4.125
5	4.5746	4.6715	2.588	2.570	31	4.7249	4.7880	4.587	4.280
6	4.6112	4.6938	2.146	2.125	32	4.7297	4.7953	4.444	4.126
7	4.6260	4.6915	2.290	2.269	33	4.7359	4.8037	4.587	4.281
8	4.6676	4.6912	2.141	2.117	34	4.7404	4.8130	4.593	4.294
9	4.6063	4.6888	2.286	2.265	35	4.7445	4.8198	4.632	4.331
10	4.6526	4.6962	2.136	2.112	36	4.7617	4.8281	4.780	4.481
11	4.7173	4.6958	2.133	2.106	37	4.7662	4.8335	4.619	4.300
12	4.6064	4.6959	2.278	2.257	38	4.7712	4.8380	4.624	4.302
13	4.6240	4.7119	2.128	2.105	39	4.7761	4.8424	4.497	4.151
14	4.6407	4.7287	2.272	2.250	40	4.7796	4.8474	4.562	4.253
15	4.6555	4.7452	2.121	2.097	41	4.7849	4.8526	5.049	4.795
16	4.6700	4.7610	2.118	2.093	42	4.7902	4.8565	4.584	4.270
17	4.6861	4.7783	2.559	2.536	43	4.7940	4.8657	4.737	4.436
18	4.7012	4.7922	2.110	2.084	44	4.7974	4.8732	4.581	4.260
19	4.7178	4.7887	2.256	2.230	45	4.8021	4.8820	4.734	4.426
20	4.7323	4.7834	2.107	2.079	46	4.8057	4.8910	4.578	4.275
21	4.7463	4.7762	2.258	2.230	47	4.8090	4.8977	4.575	4.268
22	4.7615	4.7679	3.958	3.400	48	4.8541	4.9064	4.725	4.394
23	4.7719	4.7563	3.960	3.394	49	4.8586	4.9109	4.566	4.209
24	4.6847	4.7459	4.106	3.642	50	4.8645	4.9148	4.715	4.374
25	4.6910	4.7513	3.942	3.458	51	4.8686	4.9184	4.557	4.190
26	4.6971	4.7576	4.200	3.726	52	4.8716	4.9224	4.553	4.201

(1)	Assumes the Pricing Prepayment Speed to the Optional Termination Date.

(2)	Calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee, Master Servicing Fee and Credit Risk Manager Fee) plus Cap Payments received by the Trust, less the aggregate amount of interest due on the Offered and Non-Offered Notes, divided by (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the Due Period, multiplied by 12.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 15	October 28, 2005
G. Breakeven Losses

			40% Severity
			Static LIBOR		Forward LIBOR
				Cumulative		Cumulative
Class	Moody’s	S&P	Break CDR(1)	Losses(2)	Break CDR(1)	Losses(2)
M-1	Aa2	AA	30.04	21.16%	29.51	20.93%
M-2	A2	A	18.86	15.50%	18.33	15.18%
M-3	A3	A-	16.52	14.08%	15.99	13.73%
M-4	Baa1	BBB+	14.25	12.59%	13.72	12.23%
M-5	Baa2	BBB	12.64	11.47%	12.11	11.09%
M-6	Baa3	BBB	10.78	10.09%	10.26	9.69%
M-7	NR	BBB	8.61	8.38%	8.16	8.00%

(1)	The “Break CDR” is the percentage of CDR that creates first dollar of principal loss on the related bond.

(2)	As a percentage of the sum of the aggregate Scheduled Principal Balance of the Initial Mortgage Loans as of the Cut-off Date and the Original Pre-Funded Amount.
Assumptions:
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 16	October 28, 2005
H. Computational Items

	Bond Summary — To Call					Bond Summary — To Maturity
% of PPC	50	75	100	125	150	50	75	100	125	150
Class AV-1
WAL (yrs)	1.33	0.99	0.79	0.66	0.57	1.33	0.99	0.79	0.66	0.57
Modified Duration (yrs)	1.28	0.96	0.76	0.64	0.55	1.28	0.96	0.76	0.64	0.55
Principal Window (mths)	1 — 30	1 — 22	1 — 18	1 — 15	1 — 13	1 — 30	1 — 22	1 — 18	1 — 15	1 — 13

Class AV-2
WAL (yrs)	4.38	2.89	2.00	1.65	1.43	4.38	2.89	2.00	1.65	1.43
Modified Duration (yrs)	3.90	2.67	1.89	1.58	1.37	3.90	2.67	1.89	1.58	1.37
Principal Window (mths)	30 — 99	22 — 65	18 — 34	15 — 26	13 — 22	30 — 99	22 — 65	18 — 34	15 — 26	13 — 22

Class AV-3
WAL (yrs) Modified Duration (yrs)	8.77 7.18	5.82 5.07	3.00 2.78	2.22 2.09	1.85 1.76	9.13 7.41	6.04 5.24	3.06 2.83	2.22 2.09	1.85 1.76
Principal Window (mths)	99 — 108	65 — 72	34 — 52	26 — 29	22 — 24	99 — 123	65 — 82	34 — 60	26 — 29	22 — 24

Class AV-4
WAL (yrs) Modified Duration (yrs)	8.94 7.26	5.94 5.15	4.28 3.85	2.57 2.40	2.04 1.93	14.77 10.43	10.16 7.90	7.49 6.18	2.57 2.40	2.04 1.93
Principal Window (mths)	108 — 108	72 — 72	52 — 52	29 — 35	24 — 28	123 — 301	82 — 223	60 — 173	29 — 35	24 — 28

Class M-1
WAL (yrs)	7.25	4.85	4.18	3.23	2.55	9.10	6.17	5.26	6.10	4.74
Modified Duration (yrs)	6.02	4.27	3.76	2.97	2.38	7.02	5.13	4.54	5.16	4.14
Principal Window (mths)	49 — 108	39 — 72	46 — 52	35 — 40	28 — 32	49 — 273	39 — 196	46 — 150	35 — 136	28 — 109

Class M-2
WAL (yrs)	7.25	4.83	3.89	3.28	2.61	9.05	6.12	4.87	4.51	3.62
Modified Duration (yrs)	5.98	4.23	3.51	3.00	2.42	6.95	5.07	4.22	3.98	3.27
Principal Window (mths)	49 — 108	38 — 72	41 — 52	40 — 40	32 — 32	49 — 256	38 — 181	41 — 138	44 — 107	35 — 85

Class M-3
WAL (yrs)	7.25	4.83	3.80	3.28	2.61	9.00	6.08	4.74	4.15	3.31
Modified Duration (yrs)	5.95	4.22	3.42	2.99	2.42	6.89	5.03	4.10	3.68	3.00
Principal Window (mths)	49 — 108	37 — 72	40 — 52	40 — 40	32 — 32	49 — 232	37 — 166	40 — 122	42 — 95	34 — 75

Class M-4
WAL (yrs)	7.25	4.82	3.77	3.28	2.61	8.96	6.04	4.69	4.05	3.23
Modified Duration (yrs)	5.82	4.14	3.35	2.96	2.40	6.69	4.90	4.00	3.55	2.90
Principal Window (mths)	49 — 108	37 — 72	39 — 52	40 — 40	32 — 32	49 — 224	37 — 159	39 — 117	41 — 91	33 — 72

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 17	October 28, 2005

	Bond Summary — To Call					Bond Summary — To Maturity
% of PPC	50	75	100	125	150	50	75	100	125	150
Class M-5
WAL (yrs)	7.25	4.82	3.74	3.28	2.61	8.91	6.00	4.63	3.96	3.15
Modified Duration (yrs)	5.78	4.12	3.31	2.95	2.39	6.61	4.85	3.93	3.47	2.82
Principal Window (mths)	49 — 108	37 — 72	39 — 52	40 — 40	32 — 32	49 — 214	37 — 151	39 — 111	40 — 86	32 — 68

Class M-6
WAL (yrs)	7.25	4.82	3.73	3.23	2.58	8.84	5.94	4.57	3.88	3.09
Modified Duration (yrs)	5.69	4.07	3.27	2.89	2.35	6.45	4.75	3.85	3.37	2.75
Principal Window (mths)	49 — 108	37 — 72	38 — 52	39 — 40	31 — 32	49 — 205	37 — 144	38 — 106	39 — 82	31 — 65

Class M-7
WAL (yrs)	7.25	4.82	3.71	3.17	2.53	8.67	5.81	4.45	3.74	2.98
Modified Duration (yrs)	5.63	4.04	3.24	2.82	2.30	6.32	4.64	3.75	3.25	2.65
Principal Window (mths)	49 — 108	37 — 72	38 — 52	37 — 40	30 — 32	49 — 192	37 — 133	38 — 98	37 — 75	30 — 60

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

First NLC Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 18	October 28, 2005
I.	The Statistical Mortgage Loans
Information with respect to the Initial Mortgage Loans and the Subsequent Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date, Initial Mortgage Loans may be removed from the mortgage pool and other loans may be substituted therefore. FBR believes that the information set forth herein with respect to the mortgage pool is representative of the final mortgage pool as of the Cut-off Date, although some characteristics of the Mortgage Loans in the final mortgage pool may vary and the Subsequent Mortgage Loans will have a later Cut-off Date than the Initial Mortgage Loans.
Aggregate Mortgage Loan Statistics
As of October 1, 2005

		Minimum	Maximum
Scheduled Principal Balance	$409,863,869.67	$14,585.70	$722,499.29
Average Scheduled Principal Balance	$204,829.52
Number of Mortgage Loans	2,001

Weighted Average Gross Coupon	7.224%	4.990%	13.590%
Weighted Average FICO Score	629	500	810
Weighted Average Original LTV	80.43%	18.39%	100.00%

Weighted Average Original Term	351 months	180 months	360 months
Weighted Average Stated Remaining Term	348 months	174 months	360 months
Weighted Average Seasoning	3 months	0 months	8 months

ARM Characteristics
Weighted Average Gross Margin	6.204%	3.250%	9.950%
Weighted Average Minimum Interest Rate	7.005%	4.990%	11.590%
Weighted Average Maximum Interest Rate	13.328%	9.500%	22.000%
Weighted Average Initial Rate Cap	2.994%	1.000%	5.500%
Weighted Average Subsequent Rate Cap	1.149%	1.000%	1.500%
Weighted Average Months to Roll	23 months	18 months	59 months

Maturity Date		April 1, 2020	November 1, 2035
Maximum Zip Code Concentration	1.07%	11434
Note: Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 19	[October 26, 2005]
Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Range of Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	$574,701.88	0.14%	4.990%	650	70.00%
5.001 - 5.500	37	10,958,668.92	2.67	5.394	658	74.51
5.501 - 6.000	179	50,519,352.50	12.33	5.877	662	77.14
6.001 - 6.500	301	79,447,037.28	19.38	6.332	645	77.48
6.501 - 7.000	404	100,607,152.41	24.55	6.827	629	78.91
7.001 - 7.500	198	45,747,672.59	11.16	7.317	614	81.14
7.501 - 8.000	197	44,454,047.53	10.85	7.822	606	81.48
8.001 - 8.500	114	24,572,317.04	6.00	8.351	586	81.54
8.501 - 9.000	100	16,540,718.30	4.04	8.846	583	83.38
9.001 - 9.500	46	6,318,049.48	1.54	9.314	608	84.12
9.501 - 10.000	109	8,430,775.35	2.06	9.855	626	92.63
10.001 - 10.500	87	7,238,101.67	1.77	10.343	626	92.36
10.501 - 11.000	144	9,856,604.30	2.40	10.918	651	98.37
11.001 - 11.500	29	1,823,534.12	0.44	11.278	630	96.37
11.501 - 12.000	43	2,143,989.08	0.52	11.809	618	98.44
12.001 - 12.500	4	192,545.35	0.05	12.115	661	100.00
12.501 - 13.000	6	269,768.47	0.07	12.633	638	100.00
13.001 - 13.500	1	55,302.34	0.01	13.325	622	100.00
13.501 - 14.000	1	113,531.06	0.03	13.590	621	90.00

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Outstanding	Mortgage	Principal	Principal	Gross	Credit	Original
Principal Balances ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	144	$5,117,609.12	1.25%	10.740%	646	98.31%
50,000.01 - 100,000.00	403	30,343,439.49	7.40	9.400	639	89.79
100,000.01 - 150,000.00	306	38,327,193.84	9.35	7.754	618	79.58
150,000.01 - 200,000.00	239	42,023,112.01	10.25	7.222	615	75.80
200,000.01 - 250,000.00	231	51,729,150.33	12.62	6.821	622	77.20
250,000.01 - 300,000.00	216	59,332,695.07	14.48	6.907	630	79.12
300,000.01 - 350,000.00	147	47,884,918.83	11.68	6.838	633	79.95
350,000.01 - 400,000.00	144	53,968,354.75	13.17	6.766	634	81.26
400,000.01 - 450,000.00	80	34,046,092.28	8.31	6.931	639	82.34
450,000.01 - 500,000.00	46	21,889,168.32	5.34	6.920	623	79.88
500,000.01 - 550,000.00	25	13,083,248.63	3.19	6.970	643	83.58
550,000.01 - 600,000.00	12	6,951,077.16	1.70	7.170	632	80.50
600,000.01 - 650,000.00	6	3,790,669.08	0.92	6.779	622	75.00
650,000.01 - 700,000.00	1	654,641.47	0.16	8.990	516	74.86
700,000.01 - 750,000.00	1	722,499.29	0.18	6.550	584	84.01

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 20	[October 26, 2005]
Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Types	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	709	$157,339,573.43	38.39%	7.384%	604	79.23%
ARM 2/28 60 Month IO	456	131,714,446.18	32.14	6.640	647	80.43
30 Year Fixed	281	51,416,060.94	12.54	7.230	633	78.25
ARM 3/27 60 Month IO	84	22,557,321.25	5.50	6.525	648	80.18
30 Year Fixed Balloon 30/15	232	13,630,144.01	3.33	10.536	658	99.04
ARM 3/27	57	11,059,785.24	2.70	7.429	616	78.04
20 Year Fixed	126	9,236,299.10	2.25	10.147	659	93.55
ARM 5/25 60 Month IO	10	2,887,147.45	0.70	6.683	670	81.43
30 Year Fixed 60 Month IO	9	2,306,851.04	0.56	6.851	661	76.96
ARM 5/25 120 Month IO	7	2,010,205.83	0.49	5.938	674	78.40
ARM 5/25	7	1,650,483.58	0.40	6.603	655	69.83
ARM 2/28 Balloon 40/30	5	1,476,677.64	0.36	6.676	584	76.52
15 Year Fixed	12	1,048,189.85	0.26	8.639	593	75.70
ARM 5/25 Balloon 40/30	2	500,566.61	0.12	6.601	617	79.77
ARM 5/25 84 Month IO	2	460,999.29	0.11	5.819	614	76.46
ARM 2/28 24 Month IO	1	289,929.58	0.07	5.800	745	80.00
25 Year Fixed	1	279,188.65	0.07	5.990	632	70.00

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable Fully Amortizing	1,333	$329,969,891.83	80.51%	7.007%	626	79.70%
Fixed Fully Amortizing	429	64,286,589.58	15.68	7.653	637	80.32
Fixed Balloon	232	13,630,144.01	3.33	10.536	658	99.04
Adjustable Balloon	7	1,977,244.25	0.48	6.657	592	77.34

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (Months)	Loans	Balance	Balance	Coupon	Score	LTV

None	1,432	$247,636,969.05	60.42%	7.623%	616	80.49%
24	1	289,929.58	0.07	5.800	745	80.00
60	559	159,465,765.92	38.91	6.628	648	80.36
84	2	460,999.29	0.11	5.819	614	76.46
120	7	2,010,205.83	0.49	5.938	674	78.40

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Remaining Terms	Mortgage	Principal	Principal	Gross	Credit	Original
To Maturity (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	244	$14,678,333.86	3.58%	10.401%	653	97.37%
229 - 240	126	9,236,299.10	2.25	10.147	659	93.55
289 - 300	1	279,188.65	0.07	5.990	632	70.00
349 - 360	1,630	385,670,048.06	94.10	7.034	627	79.47

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 21	[October 26, 2005]
Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Mortgage Loan Age	Mortgage	Principal	Principal	Gross	Credit	Original
(Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	162	$31,450,724.00	7.67%	8.006%	613	79.79%
1	254	47,396,392.99	11.56	7.381	633	80.28
2	590	121,405,588.98	29.62	7.118	633	79.97
3	544	115,796,192.01	28.25	7.069	627	80.70
4	323	70,962,561.64	17.31	7.076	629	80.30
5	98	18,090,722.22	4.41	7.525	628	81.83
6	28	4,583,716.97	1.12	8.107	595	87.76
8	2	177,970.86	0.04	6.839	706	83.99

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,596	$384,245,630.26	93.75%	6.998%	627	79.19%
2	405	25,618,239.41	6.25	10.616	657	98.98

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Original	Mortgage	Principal	Principal	Gross	Credit	Original
Loan-to-Value Ratios (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	$79,851.53	0.02%	6.400%	618	18.39%
20.01 - 25.00	5	399,328.51	0.10	7.774	609	22.85
25.01 - 30.00	4	508,280.83	0.12	6.559	600	28.09
30.01 - 35.00	5	860,929.90	0.21	7.754	597	32.73
35.01 - 40.00	9	1,124,066.71	0.27	6.670	578	38.15
40.01 - 45.00	13	1,855,819.10	0.45	7.085	600	43.02
45.01 - 50.00	21	3,732,614.79	0.91	6.744	630	48.14
50.01 - 55.00	24	4,329,836.22	1.06	6.922	590	52.85
55.01 - 60.00	40	7,792,724.09	1.90	7.020	579	57.93
60.01 - 65.00	56	12,769,799.95	3.12	6.769	587	63.45
65.01 - 70.00	103	25,274,876.68	6.17	6.850	599	68.83
70.01 - 75.00	137	34,799,355.49	8.49	7.076	597	74.19
75.01 - 80.00	717	177,226,650.98	43.24	6.761	645	79.80
80.01 - 85.00	157	41,776,187.93	10.19	7.262	606	84.37
85.01 - 90.00	210	51,202,677.93	12.49	7.422	629	89.77
90.01 - 95.00	92	14,215,664.86	3.47	7.950	642	94.60
95.01 - 100.00	407	31,915,204.17	7.79	9.913	656	99.86

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 22	[October 26, 2005]

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Range of Credit Scores	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	58	$12,581,304.08	3.07%	8.177%	509	73.24%
520 - 539	80	16,263,335.99	3.97	7.950	529	71.08
540 - 559	96	20,580,522.37	5.02	7.737	549	74.27
560 - 579	124	27,334,451.98	6.67	7.408	569	77.46
580 - 599	206	44,201,933.57	10.78	7.282	589	81.26
600 - 619	265	55,783,783.93	13.61	7.231	609	80.13
620 - 639	319	59,732,119.66	14.57	7.257	629	81.78
640 - 659	291	60,873,390.89	14.85	7.099	649	82.15
660 - 679	232	42,443,520.51	10.36	7.061	668	82.72
680 - 699	114	22,869,681.63	5.58	6.964	688	83.28
700 - 719	91	18,198,393.99	4.44	6.734	709	81.04
720 - 739	58	13,930,457.26	3.40	6.518	731	81.41
740 - 759	35	8,266,902.74	2.02	7.095	748	84.49
760 - 779	20	4,578,099.30	1.12	6.506	768	84.26
780 - 799	9	1,940,854.73	0.47	6.749	790	82.38
800 - 819	3	285,117.04	0.07	8.573	804	85.75

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Purpose	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	1,069	$241,737,677.66	58.98%	7.136%	609	78.22%
Purchase	847	151,091,914.35	36.86	7.377	661	83.94
Rate/Term Refinance	85	17,034,277.66	4.16	7.123	620	80.55

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,558	$314,230,587.30	76.67%	7.232%	626	80.01%
PUD	173	37,053,052.77	9.04	7.119	628	82.44
Duplex	119	30,762,039.07	7.51	7.198	638	81.42
Condo	122	21,199,877.27	5.17	7.174	653	82.19
3-4 Unit	22	5,627,937.17	1.37	7.830	635	79.36
Townhouse	7	990,376.09	0.24	7.205	623	75.50

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	1,039	$220,895,756.46	53.89%	7.452%	638	80.80%
Full	948	187,137,597.46	45.66	6.951	619	80.09
NINA	14	1,830,515.75	0.45	7.800	594	69.51

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 23	[October 26, 2005]
Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Status	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,895	$388,557,864.84	94.80%	7.205%	627	80.40%
Non-Owner Occupied	106	21,306,004.83	5.20	7.576	657	80.88

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Credit Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	1,172	$233,118,537.75	56.88%	7.043%	668	82.27%
B	636	135,498,204.32	33.06	7.322	591	79.76
C	193	41,247,127.60	10.06	7.928	528	72.19

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
State	Loans	Balance	Balance	Coupon	Score	LTV

California	601	$146,054,230.57	35.63%	6.869%	637	79.26%
New York	380	99,350,822.20	24.24	7.256	629	80.22
New Jersey	186	36,132,385.03	8.82	7.539	614	78.35
Florida	149	22,609,766.08	5.52	7.910	621	83.69
Maryland	59	12,286,192.14	3.00	7.268	644	81.95
Nevada	61	12,276,918.29	3.00	6.977	622	81.93
Virginia	52	9,983,601.31	2.44	7.306	601	78.01
Arizona	53	8,954,896.41	2.18	7.134	634	82.32
Washington	47	8,235,475.61	2.01	7.051	633	80.93
Pennsylvania	51	7,604,832.07	1.86	7.208	624	84.03
North Carolina	56	6,280,910.51	1.53	8.026	620	81.19
Connecticut	22	5,058,636.69	1.23	7.556	585	80.04
Wisconsin	41	4,296,096.23	1.05	8.002	627	82.26
Massachusetts	22	3,729,530.51	0.91	8.017	608	77.98
Oregon	24	3,174,580.54	0.77	7.256	628	84.20
Colorado	19	2,607,758.29	0.64	7.296	622	83.14
Utah	13	2,313,264.52	0.56	7.216	614	83.22
Georgia	12	1,910,882.15	0.47	7.713	641	86.41
Michigan	20	1,806,623.03	0.44	7.699	626	84.83
Missouri	15	1,585,184.89	0.39	8.923	595	88.33
Minnesota	14	1,577,968.20	0.38	7.266	666	84.60
Ohio	12	1,430,353.13	0.35	7.799	613	89.99
Indiana	17	1,414,366.37	0.35	7.902	641	88.53
Illinois	7	1,395,711.33	0.34	7.823	644	85.78
Iowa	11	1,209,794.16	0.30	7.817	583	80.91
South Carolina	8	1,126,702.62	0.27	8.206	676	90.73
Idaho	6	949,516.22	0.23	6.928	645	82.48
Delaware	6	806,750.55	0.20	8.820	565	82.30
Tennessee	9	797,461.52	0.19	8.191	612	90.09
Rhode Island	5	698,580.22	0.17	7.970	620	80.21
Louisiana	6	582,646.77	0.14	8.109	631	88.18
Texas	4	550,708.55	0.13	8.046	619	88.36
New Mexico	4	399,059.50	0.10	7.946	642	85.24
Kansas	3	313,327.26	0.08	6.700	709	80.00
Arkansas	5	274,572.43	0.07	8.367	585	78.51
Kentucky	1	83,763.77	0.02	6.340	620	70.00

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet

Page 24	[October 26, 2005]
Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Prepayment Penalty Term	Mortgage	Principal	Principal	Gross	Credit	Original
(Months)	Loans	Balance	Balance	Coupon	Score	LTV

None	671	$102,818,890.59	25.09%	7.773%	624	81.28%
12	301	97,943,703.75	23.90	7.063	630	80.18
24	759	156,600,755.11	38.21	7.100	629	80.64
36	270	52,500,520.22	12.81	6.821	634	78.59

Total	2,001	$409,863,869.67	100.00%	7.224%	629	80.43%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet

Page 25	[October 26, 2005]
Fixed Rate Mortgage Loan Statistics
As of October 1, 2005

		Minimum	Maximum
Scheduled Principal Balance	$77,916,733.59	$14,585.70	$630,820.49
Average Scheduled Principal Balance	$117,877.06
Number of Mortgage Loans	661

Weighted Average Gross Coupon	8.158%	5.475%	13.590%
Weighted Average FICO Score	641	501	810
Weighted Average Original LTV	83.60%	18.39%	100.00%

Weighted Average Original Term	312 months	180 months	360 months
Weighted Average Stated Remaining Term	309 months	174 months	360 months
Weighted Average Seasoning	3 months	0 months	8 months

Maturity Date		April 1, 2020	November 1, 2035
Maximum Zip Code Concentration	2.23%	11434
     Note: Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet

Page 26	[October 26, 2005]
Fixed Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Range of Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	2	$464,036.00	0.60%	5.489%	698	56.93%
5.501 - 6.000	31	8,606,541.30	11.05	5.865	673	72.04
6.001 - 6.500	57	12,593,153.94	16.16	6.340	635	71.90
6.501 - 7.000	69	14,404,017.80	18.49	6.875	621	77.21
7.001 - 7.500	28	5,558,059.65	7.13	7.283	628	77.76
7.501 - 8.000	26	4,948,834.20	6.35	7.812	623	82.37
8.001 - 8.500	14	1,403,890.97	1.80	8.341	602	81.27
8.501 - 9.000	22	2,702,995.68	3.47	8.919	634	90.62
9.001 - 9.500	19	1,916,435.74	2.46	9.372	667	93.70
9.501 - 10.000	93	6,051,936.42	7.77	9.898	656	96.89
10.001 - 10.500	78	5,535,258.38	7.10	10.361	646	95.61
10.501 - 11.000	141	9,496,114.49	12.19	10.927	653	98.51
11.001 - 11.500	27	1,586,283.24	2.04	11.286	646	99.84
11.501 - 12.000	42	2,018,028.56	2.59	11.823	622	98.97
12.001 - 12.500	4	192,545.35	0.25	12.115	661	100.00
12.501 - 13.000	6	269,768.47	0.35	12.633	638	100.00
13.001 - 13.500	1	55,302.34	0.07	13.325	622	100.00
13.501 - 14.000	1	113,531.06	0.15	13.590	621	90.00

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Outstanding	Mortgage	Principal	Principal	Gross	Credit	Original
Principal Balances ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	142	$5,032,958.16	6.46%	10.761%	648	98.67%
50,000.01 - 100,000.00	287	21,125,961.43	27.11	10.017	651	94.23
100,000.01 - 150,000.00	88	10,607,908.42	13.61	8.427	631	82.46
150,000.01 - 200,000.00	29	5,102,680.70	6.55	7.266	628	71.35
200,000.01 - 250,000.00	35	7,757,941.16	9.96	6.529	623	71.27
250,000.01 - 300,000.00	29	8,054,682.34	10.34	6.851	639	75.35
300,000.01 - 350,000.00	17	5,475,239.48	7.03	6.810	636	79.78
350,000.01 - 400,000.00	15	5,655,052.67	7.26	6.627	630	76.33
400,000.01 - 450,000.00	8	3,441,941.46	4.42	7.062	654	87.84
450,000.01 - 500,000.00	6	2,913,158.37	3.74	7.154	630	78.32
500,000.01 - 550,000.00	4	2,118,388.91	2.72	6.426	698	84.14
600,000.01 - 650,000.00	1	630,820.49	0.81	6.350	638	80.00

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

30 Year Fixed	281	$51,416,060.94	65.99%	7.230%	633	78.25%
30 Year Fixed Balloon 30/15	232	13,630,144.01	17.49	10.536	658	99.04
20 Year Fixed	126	9,236,299.10	11.85	10.147	659	93.55
30 Year Fixed 60 Month IO	9	2,306,851.04	2.96	6.851	661	76.96
15 Year Fixed	12	1,048,189.85	1.35	8.639	593	75.70
25 Year Fixed	1	279,188.65	0.36	5.990	632	70.00

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet

Page 27	[October 26, 2005]
Fixed Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Fixed Fully Amortizing	429	$64,286,589.58	82.51%	7.653%	637	80.32%
Fixed Balloon	232	13,630,144.01	17.49	10.536	658	99.04

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only (Months)	Loans	Balance	Balance	Coupon	Score	LTV

None	652	$75,609,882.55	97.04%	8.197%	640	83.80%
60	9	2,306,851.04	2.96	6.851	661	76.96

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Remaining Terms	Mortgage	Principal	Principal	Gross	Credit	Original
to Maturity (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	244	$14,678,333.86	18.84%	10.401%	653	97.37%
229 - 240	126	9,236,299.10	11.85	10.147	659	93.55
289 - 300	1	279,188.65	0.36	5.990	632	70.00
349 - 360	290	53,722,911.98	68.95	7.214	634	78.19

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Mortgage Loan Age	Mortgage	Principal	Principal	Gross	Credit	Original
(Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	56	$5,052,837.00	6.48%	9.307%	630	86.61%
1	106	13,396,708.06	17.19	7.996	643	83.08
2	195	21,286,212.29	27.32	8.138	644	84.33
3	151	17,440,766.72	22.38	8.347	631	84.14
4	106	14,982,955.89	19.23	7.553	641	80.48
5	30	4,350,588.90	5.58	8.117	658	82.28
6	15	1,228,693.87	1.58	10.547	656	98.99
8	2	177,970.86	0.23	6.839	706	83.99

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	256	$52,298,494.18	67.12%	6.953%	633	76.06%
2	405	25,618,239.41	32.88	10.616	657	98.98

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet

Page 28	[October 26, 2005]
Fixed Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Original	Mortgage	Principal	Principal	Gross	Credit	Original
Loan-to-Value Ratios (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	$79,851.53	0.10%	6.400%	618	18.39%
20.01 - 25.00	3	239,519.53	0.31	7.749	621	23.65
25.01 - 30.00	3	373,280.83	0.48	6.399	633	27.75
30.01 - 35.00	3	541,235.20	0.69	7.820	600	32.37
35.01 - 40.00	6	745,444.45	0.96	6.679	569	38.42
40.01 - 45.00	4	455,280.39	0.58	6.989	624	41.90
45.01 - 50.00	7	1,328,326.41	1.70	6.619	667	48.89
50.01 - 55.00	4	580,654.34	0.75	5.810	668	51.85
55.01 - 60.00	10	1,616,421.18	2.07	6.898	581	57.30
60.01 - 65.00	20	4,597,366.75	5.90	6.513	616	63.60
65.01 - 70.00	17	3,886,056.47	4.99	6.508	626	68.62
70.01 - 75.00	28	6,734,255.91	8.64	6.890	612	73.69
75.01 - 80.00	60	12,849,892.53	16.49	6.843	639	79.59
80.01 - 85.00	29	6,449,499.64	8.28	7.064	634	83.73
85.01 - 90.00	53	9,623,038.98	12.35	7.515	647	89.63
90.01 - 95.00	45	3,380,698.93	4.34	9.448	651	94.68
95.01 - 100.00	368	24,435,910.52	31.36	10.467	660	99.96

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Range of Credit Scores	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	4	$491,296.08	0.63%	8.504%	511	63.60%
520 - 539	6	554,885.86	0.71	8.994	529	58.79
540 - 559	18	3,499,010.28	4.49	7.362	550	67.45
560 - 579	17	3,200,448.72	4.11	7.496	568	71.72
580 - 599	50	6,298,700.79	8.08	7.546	590	75.58
600 - 619	87	12,300,464.47	15.79	7.856	609	79.70
620 - 639	138	14,452,578.36	18.55	8.616	630	86.96
640 - 659	113	11,511,778.45	14.77	8.729	649	90.00
660 - 679	102	9,321,967.50	11.96	8.736	668	90.98
680 - 699	44	5,557,054.41	7.13	8.054	688	89.10
700 - 719	38	5,132,197.60	6.59	7.396	710	79.16
720 - 739	19	2,712,213.02	3.48	7.258	730	83.66
740 - 759	14	2,033,734.57	2.61	8.028	746	89.75
760 - 779	6	580,204.96	0.74	7.982	764	85.19
780 - 799	3	185,081.48	0.24	10.094	793	97.16
800 - 819	2	85,117.04	0.11	9.942	806	99.25

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Purpose	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	311	$51,143,647.46	65.64%	7.373%	628	78.00%
Purchase	320	23,427,604.73	30.07	9.923	666	95.89
Rate/Term Refinance	30	3,345,481.40	4.29	7.789	654	83.02

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 29	[October 26, 2005]
Fixed Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	529	$63,860,377.57	81.96%	8.059%	640	82.58%
Duplex	41	6,247,964.47	8.02	8.050	645	83.64
PUD	46	3,908,357.36	5.02	9.091	644	94.18
Condo	37	2,684,721.65	3.45	9.141	661	92.33
3-4 Unit	7	1,089,381.51	1.40	8.685	616	81.41
Townhouse	1	125,931.03	0.16	8.990	604	100.00

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	317	$43,307,134.19	55.58%	7.407%	631	80.04%
Stated	344	34,609,599.40	44.42	9.096	653	88.05

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Status	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	643	$75,649,039.79	97.09%	8.147%	640	83.74%
Non-Owner Occupied	18	2,267,693.80	2.91	8.518	647	78.83

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Credit Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	479	$51,571,927.39	66.19%	8.387%	667	87.79%
B	164	23,704,576.10	30.42	7.718	594	76.55
C	18	2,640,230.10	3.39	7.626	534	64.81

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 30	[October 26, 2005]
Fixed Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
State	Loans	Balance	Balance	Coupon	Score	LTV

New York	164	$27,889,942.91	35.79%	7.740%	647	81.90%
California	159	16,225,702.96	20.82	8.776	651	84.33
New Jersey	68	8,475,100.71	10.88	8.117	627	82.74
Florida	42	3,137,262.40	4.03	8.818	642	85.47
Pennsylvania	23	2,882,013.74	3.70	7.323	650	85.75
Virginia	18	2,849,088.76	3.66	7.954	597	79.69
North Carolina	30	2,669,829.09	3.43	8.308	624	79.33
Maryland	18	2,453,126.07	3.15	7.755	657	87.06
Nevada	18	1,830,102.84	2.35	8.079	651	91.06
Washington	12	1,291,073.00	1.66	8.354	619	85.99
Connecticut	8	1,226,094.35	1.57	7.348	634	78.92
Arizona	15	1,199,544.35	1.54	8.656	612	87.96
Massachusetts	9	808,329.82	1.04	8.345	609	81.74
Illinois	3	743,942.41	0.95	8.158	586	78.10
Tennessee	6	497,068.84	0.64	7.608	615	85.65
Oregon	7	433,528.23	0.56	8.730	614	89.26
Wisconsin	9	428,085.27	0.55	11.131	640	99.76
Ohio	4	408,325.39	0.52	8.224	654	92.89
Colorado	6	292,605.49	0.38	9.282	637	93.30
South Carolina	3	284,133.53	0.36	7.989	642	85.06
Utah	4	279,417.26	0.36	8.404	636	92.53
Delaware	3	244,992.38	0.31	8.575	634	87.02
Michigan	6	242,206.53	0.31	9.650	645	93.77
Minnesota	6	212,408.66	0.27	9.732	673	99.98
Missouri	3	150,982.23	0.19	8.899	591	89.03
Texas	2	149,903.77	0.19	10.430	628	100.00
Indiana	5	144,640.41	0.19	10.727	640	100.00
Georgia	2	121,504.03	0.16	7.915	738	88.25
Arkansas	3	107,049.24	0.14	8.914	595	79.68
Rhode Island	2	101,873.13	0.13	10.990	628	100.00
Kentucky	1	83,763.77	0.11	6.340	620	70.00
Louisiana	1	30,452.07	0.04	11.750	589	100.00
New Mexico	1	22,639.95	0.03	9.990	688	95.00

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Prepayment Penalty Term	Mortgage	Principal	Principal	Gross	Credit	Original
(Months)	Loans	Balance	Balance	Coupon	Score	LTV

None	309	$29,083,596.58	37.33%	8.842%	638	87.56%
12	81	20,655,154.57	26.51	6.951	645	77.82
24	148	11,316,588.03	14.52	9.555	653	92.20
36	123	16,861,394.41	21.64	7.517	631	78.05

Total	661	$77,916,733.59	100.00%	8.158%	641	83.60%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3, Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 31	[October 26, 2005]
Adjustable Rate Mortgage Loan Statistics
As of October 1, 2005

		Minimum	Maximum
Scheduled Principal Balance	$331,947,136.08	$39,124.40	$722,499.29
Average Scheduled Principal Balance	$247,721.74
Number of Mortgage Loans	1,340

Weighted Average Gross Coupon	7.005%	4.990%	11.590%
Weighted Average FICO Score	626	500	803
Weighted Average Original LTV	79.68%	20.69%	100.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	357 months	354 months	360 months
Weighted Average Seasoning	3 months	0 months	6 months

ARM Characteristics
Weighted Average Gross Margin	6.204%	3.250%	9.950%
Weighted Average Minimum Interest Rate	7.005%	4.990%	11.590%
Weighted Average Maximum Interest Rate	13.328%	9.500%	22.000%
Weighted Average Initial Rate Cap	2.994%	1.000%	5.500%
Weighted Average Subsequent Rate Cap	1.149%	1.000%	1.500%
Weighted Average Months to Roll	23 months	18 months	59 months

Maturity Date		April 1, 2035	November 1, 2035
Maximum Zip Code Concentration	0.80%	11434
     Note: Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3, Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 1	[October 26, 2005]
Adjustable Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Range of Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	$574,701.88	0.17%	4.990%	650	70.00%
5.001 - 5.500	35	10,494,632.92	3.16	5.390	657	75.29
5.501 - 6.000	148	41,912,811.20	12.63	5.880	660	78.18
6.001 - 6.500	244	66,853,883.34	20.14	6.330	647	78.53
6.501 - 7.000	335	86,203,134.61	25.97	6.819	631	79.19
7.001 - 7.500	170	40,189,612.94	12.11	7.322	612	81.60
7.501 - 8.000	171	39,505,213.33	11.90	7.823	604	81.37
8.001 - 8.500	100	23,168,426.07	6.98	8.352	585	81.56
8.501 - 9.000	78	13,837,722.62	4.17	8.831	573	81.97
9.001 - 9.500	27	4,401,613.74	1.33	9.288	582	79.96
9.501 - 10.000	16	2,378,838.93	0.72	9.745	548	81.80
10.001 - 10.500	9	1,702,843.29	0.51	10.283	562	81.77
10.501 - 11.000	3	360,489.81	0.11	10.694	578	94.81
11.001 - 11.500	2	237,250.88	0.07	11.227	523	73.16
11.501 - 12.000	1	125,960.52	0.04	11.590	557	90.00

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Outstanding	Mortgage	Principal	Principal	Gross	Credit	Original
Principal Balances ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	2	$84,650.96	0.03%	9.483%	538	77.25%
50,000.01 - 100,000.00	116	9,217,478.06	2.78	7.987	610	79.62
100,000.01 - 150,000.00	218	27,719,285.42	8.35	7.497	614	78.48
150,000.01 - 200,000.00	210	36,920,431.31	11.12	7.216	614	76.41
200,000.01 - 250,000.00	196	43,971,209.17	13.25	6.872	622	78.25
250,000.01 - 300,000.00	187	51,278,012.73	15.45	6.916	628	79.71
300,000.01 - 350,000.00	130	42,409,679.35	12.78	6.842	632	79.97
350,000.01 - 400,000.00	129	48,313,302.08	14.55	6.783	635	81.84
400,000.01 - 450,000.00	72	30,604,150.82	9.22	6.917	637	81.72
450,000.01 - 500,000.00	40	18,976,009.95	5.72	6.885	622	80.12
500,000.01 - 550,000.00	21	10,964,859.72	3.30	7.076	632	83.47
550,000.01 - 600,000.00	12	6,951,077.16	2.09	7.170	632	80.50
600,000.01 - 650,000.00	5	3,159,848.59	0.95	6.865	619	74.00
650,000.01 - 700,000.00	1	654,641.47	0.20	8.990	516	74.86
700,000.01 - 750,000.00	1	722,499.29	0.22	6.550	584	84.01

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	709	$157,339,573.43	47.40%	7.384%	604	79.23%
ARM 2/28 60 Month IO	456	131,714,446.18	39.68	6.640	647	80.43
ARM 3/27 60 Month IO	84	22,557,321.25	6.80	6.525	648	80.18
ARM 3/27	57	11,059,785.24	3.33	7.429	616	78.04
ARM 5/25 60 Month IO	10	2,887,147.45	0.87	6.683	670	81.43
ARM 5/25 120 Month IO	7	2,010,205.83	0.61	5.938	674	78.40
ARM 5/25	7	1,650,483.58	0.50	6.603	655	69.83
ARM 2/28 Balloon 40/30	5	1,476,677.64	0.44	6.676	584	76.52
ARM 5/25 Balloon 40/30	2	500,566.61	0.15	6.601	617	79.77
ARM 5/25 84 Month IO	2	460,999.29	0.14	5.819	614	76.46
ARM 2/28 24 Month IO	1	289,929.58	0.09	5.800	745	80.00

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3, Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 2	[October 26, 2005]
Adjustable Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable Fully Amortizing	1,333	$329,969,891.83	99.40%	7.007%	626	79.70%
Adjustable Balloon	7	1,977,244.25	0.60	6.657	592	77.34

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (Months)	Loans	Balance	Balance	Coupon	Score	LTV

None	780	$172,027,086.50	51.82%	7.371%	605	79.04%
24	1	289,929.58	0.09	5.800	745	80.00
60	550	157,158,914.88	47.34	6.625	648	80.41
84	2	460,999.29	0.14	5.819	614	76.46
120	7	2,010,205.83	0.61	5.938	674	78.40

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Remaining Terms	Mortgage	Principal	Principal	Gross	Credit	Original
to Maturity (Months)	Loans	Balance	Balance	Coupon	Score	LTV

349 - 360	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Mortgage Loan Age	Mortgage	Principal	Principal	Gross	Credit	Original
(Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	106	$26,397,887.00	7.95%	7.757%	610	78.48%
1	148	33,999,684.93	10.24	7.139	630	79.17
2	395	100,119,376.69	30.16	6.902	631	79.04
3	393	98,355,425.29	29.63	6.842	626	80.09
4	217	55,979,605.75	16.86	6.949	626	80.26
5	68	13,740,133.32	4.14	7.337	619	81.69
6	13	3,355,023.10	1.01	7.213	573	83.65

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3, Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 3	[October 26, 2005]
Adjustable Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Original	Mortgage	Principal	Principal	Gross	Credit	Original
Loan-to-Value Ratios (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	2	$159,808.98	0.05%	7.813%	590	21.65%
25.01 - 30.00	1	135,000.00	0.04	7.000	511	29.03
30.01 - 35.00	2	319,694.70	0.10	7.643	591	33.35
35.01 - 40.00	3	378,622.26	0.11	6.654	597	37.62
40.01 - 45.00	9	1,400,538.71	0.42	7.116	592	43.39
45.01 - 50.00	14	2,404,288.38	0.72	6.814	610	47.72
50.01 - 55.00	20	3,749,181.88	1.13	7.094	578	53.00
55.01 - 60.00	30	6,176,302.91	1.86	7.052	578	58.09
60.01 - 65.00	36	8,172,433.20	2.46	6.914	571	63.37
65.01 - 70.00	86	21,388,820.21	6.44	6.912	594	68.87
70.01 - 75.00	109	28,065,099.58	8.45	7.121	593	74.31
75.01 - 80.00	657	164,376,758.45	49.52	6.755	646	79.82
80.01 - 85.00	128	35,326,688.29	10.64	7.298	601	84.49
85.01 - 90.00	157	41,579,638.95	12.53	7.400	625	89.81
90.01 - 95.00	47	10,834,965.93	3.26	7.482	639	94.58
95.01 - 100.00	39	7,479,293.65	2.25	8.105	646	99.56

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Range of Credit Scores	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	54	$12,090,008.00	3.64%	8.163%	509	73.64%
520 - 539	74	15,708,450.13	4.73	7.913	529	71.52
540 - 559	78	17,081,512.09	5.15	7.814	548	75.66
560 - 579	107	24,134,003.26	7.27	7.397	569	78.23
580 - 599	156	37,903,232.78	11.42	7.238	589	82.20
600 - 619	178	43,483,319.46	13.10	7.054	610	80.26
620 - 639	181	45,279,541.30	13.64	6.823	629	80.13
640 - 659	178	49,361,612.44	14.87	6.719	649	80.32
660 - 679	130	33,121,553.01	9.98	6.589	668	80.39
680 - 699	70	17,312,627.22	5.22	6.615	689	81.41
700 - 719	53	13,066,196.39	3.94	6.474	709	81.77
720 - 739	39	11,218,244.24	3.38	6.339	731	80.87
740 - 759	21	6,233,168.17	1.88	6.791	749	82.78
760 - 779	14	3,997,894.34	1.20	6.292	769	84.13
780 - 799	6	1,755,773.25	0.53	6.396	790	80.82
800 - 819	1	200,000.00	0.06	7.990	803	80.00

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Purpose	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	758	$190,594,030.20	57.42%	7.073%	604	78.28%
Purchase	527	127,664,309.62	38.46	6.910	660	81.75
Rate/Term Refinance	55	13,688,796.26	4.12	6.960	612	79.94

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3, Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 4	[October 26, 2005]
Adjustable Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,029	$250,370,209.73	75.42%	7.021%	623	79.35%
PUD	127	33,144,695.41	9.98	6.886	627	81.06
Duplex	78	24,514,074.60	7.38	6.981	637	80.85
Condo	85	18,515,155.62	5.58	6.889	652	80.72
3-4 Unit	15	4,538,555.66	1.37	7.624	640	78.86
Townhouse	6	864,445.06	0.26	6.945	626	71.93

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	695	$186,286,157.06	56.12%	7.146%	635	79.46%
Full	631	143,830,463.27	43.33	6.813	615	80.11
NINA	14	1,830,515.75	0.55	7.800	594	69.51

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Status	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,252	$312,908,825.05	94.26%	6.977%	624	79.59%
Non-Owner Occupied	88	19,038,311.03	5.74	7.464	658	81.13

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Credit Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	693	$181,546,610.36	54.69%	6.661%	668	80.70%
B	472	111,793,628.22	33.68	7.238	591	80.44
C	175	38,606,897.50	11.63	7.949	527	72.70

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3, Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 5	[October 26, 2005]
Adjustable Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
State	Loans	Balance	Balance	Coupon	Score	LTV

California	442	$129,828,527.61	39.11%	6.631%	635	78.63%
New York	216	71,460,879.29	21.53	7.067	622	79.56
New Jersey	118	27,657,284.32	8.33	7.361	610	77.01
Florida	107	19,472,503.68	5.87	7.764	617	83.40
Nevada	43	10,446,815.45	3.15	6.784	617	80.34
Maryland	41	9,833,066.07	2.96	7.146	641	80.68
Arizona	38	7,755,352.06	2.34	6.899	637	81.45
Virginia	34	7,134,512.55	2.15	7.048	603	77.33
Washington	35	6,944,402.61	2.09	6.808	636	79.99
Pennsylvania	28	4,722,818.33	1.42	7.137	608	82.98
Wisconsin	32	3,868,010.96	1.17	7.656	626	80.33
Connecticut	14	3,832,542.34	1.15	7.622	570	80.40
North Carolina	26	3,611,081.42	1.09	7.819	617	82.56
Massachusetts	13	2,921,200.69	0.88	7.926	607	76.93
Oregon	17	2,741,052.31	0.83	7.023	630	83.39
Colorado	13	2,315,152.80	0.70	7.045	620	81.86
Utah	9	2,033,847.26	0.61	7.053	611	81.95
Georgia	10	1,789,378.12	0.54	7.699	634	86.28
Michigan	14	1,564,416.50	0.47	7.396	624	83.44
Missouri	12	1,434,202.66	0.43	8.925	595	88.26
Minnesota	8	1,365,559.54	0.41	6.883	665	82.21
Indiana	12	1,269,725.96	0.38	7.581	641	87.23
Iowa	11	1,209,794.16	0.36	7.817	583	80.91
Ohio	8	1,022,027.74	0.31	7.630	597	88.83
Idaho	6	949,516.22	0.29	6.928	645	82.48
South Carolina	5	842,569.09	0.25	8.279	687	92.64
Illinois	4	651,768.92	0.20	7.440	711	94.55
Rhode Island	3	596,707.09	0.18	7.455	618	76.84
Delaware	3	561,758.17	0.17	8.926	535	80.25
Louisiana	5	552,194.70	0.17	7.908	633	87.53
Texas	2	400,804.78	0.12	7.154	615	84.01
New Mexico	3	376,419.55	0.11	7.823	639	84.65
Kansas	3	313,327.26	0.09	6.700	709	80.00
Tennessee	3	300,392.68	0.09	9.156	608	97.43
Arkansas	2	167,523.19	0.05	8.018	579	77.77

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

None	362	$73,735,294.01	22.21%	7.351%	618	78.80%
12	220	77,288,549.18	23.28	7.093	626	80.81
24	611	145,284,167.08	43.77	6.909	627	79.74
36	147	35,639,125.81	10.74	6.491	636	78.85

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3, Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 6	[October 26, 2005]
Adjustable Rate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Range of Gross Margins (%)	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	11	$2,388,529.95	0.72%	6.929%	636	78.95%
3.501 - 4.000	3	497,524.24	0.15	5.916	645	78.76
4.001 - 4.500	15	3,704,464.91	1.12	5.724	646	76.71
4.501 - 5.000	56	15,903,808.67	4.79	5.924	656	78.79
5.001 - 5.500	141	37,616,825.64	11.33	6.246	652	78.44
5.501 - 6.000	439	121,302,653.05	36.54	6.538	638	78.94
6.001 - 6.500	249	56,084,846.87	16.90	7.076	626	80.85
6.501 - 7.000	189	43,860,028.45	13.21	7.606	606	79.98
7.001 - 7.500	106	26,171,926.51	7.88	8.149	592	81.83
7.501 - 8.000	85	16,591,343.79	5.00	8.716	571	80.48
8.001 - 8.500	29	5,628,208.31	1.70	9.293	570	81.07
8.501 - 9.000	14	1,859,793.42	0.56	9.962	547	83.57
9.001 - 9.500	2	159,582.27	0.05	9.500	560	87.74
9.501 - 10.000	1	177,600.00	0.05	10.200	539	82.60

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Maximum	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Score	LTV

9.001 - 9.500	1	$237,000.00	0.07%	6.500%	605	89.43%
9.501 - 10.000	1	329,600.00	0.10	6.750	635	80.00
10.501 - 11.000	6	1,962,481.73	0.59	5.704	657	76.96
11.001 - 11.500	32	9,668,202.62	2.91	5.977	661	77.97
11.501 - 12.000	78	21,760,944.10	6.56	6.078	649	78.65
12.001 - 12.500	163	44,241,540.79	13.33	6.232	645	77.31
12.501 - 13.000	295	78,284,336.53	23.58	6.590	640	79.08
13.001 - 13.500	201	50,787,347.93	15.30	6.845	630	80.43
13.501 - 14.000	228	55,755,536.21	16.80	7.274	618	80.02
14.001 - 14.500	118	29,438,415.16	8.87	7.896	594	81.32
14.501 - 15.000	96	19,457,682.12	5.86	8.337	582	81.83
15.001 - 15.500	48	8,817,589.04	2.66	8.653	591	81.33
15.501 - 16.000	36	5,470,398.13	1.65	9.043	579	80.33
16.001 - 16.500	14	1,882,552.76	0.57	9.024	577	80.39
16.501 - 17.000	10	1,399,055.57	0.42	9.824	580	90.52
17.001 - 17.500	8	1,695,644.14	0.51	10.362	562	81.50
17.501 - 18.000	1	93,563.52	0.03	10.590	512	80.00
18.001 - 18.500	1	107,923.47	0.03	11.050	533	80.00
18.501 - 19.000	1	125,960.52	0.04	11.590	557	90.00
21.001 - 21.500	1	72,440.48	0.02	7.125	622	95.00
21.501 - 22.000	1	358,921.26	0.11	7.500	649	100.00

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-3, Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 7	[October 26, 2005]
Adjustable Rate Mortgage Loans

	Number of	Outstanding	Outstanding	Average	Average	Average
Range of Minimum	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rates (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	$574,701.88	0.17%	4.990%	650	70.00%
5.001 - 5.500	35	10,494,632.92	3.16	5.390	657	75.29
5.501 - 6.000	148	41,912,811.20	12.63	5.880	660	78.18
6.001 - 6.500	244	66,853,883.34	20.14	6.330	647	78.53
6.501 - 7.000	335	86,203,134.61	25.97	6.819	631	79.19
7.001 - 7.500	170	40,189,612.94	12.11	7.322	612	81.60
7.501 - 8.000	171	39,505,213.33	11.90	7.823	604	81.37
8.001 - 8.500	100	23,168,426.07	6.98	8.352	585	81.56
8.501 - 9.000	78	13,837,722.62	4.17	8.831	573	81.97
9.001 - 9.500	27	4,401,613.74	1.33	9.288	582	79.96
9.501 - 10.000	16	2,378,838.93	0.72	9.745	548	81.80
10.001 - 10.500	9	1,702,843.29	0.51	10.283	562	81.77
10.501 - 11.000	3	360,489.81	0.11	10.694	578	94.81
11.001 - 11.500	2	237,250.88	0.07	11.227	523	73.16
11.501 - 12.000	1	125,960.52	0.04	11.590	557	90.00

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Initial Rate Cap (%)	Loans	Balance	Balance	Coupon	Score	LTV

1.000	13	$1,829,457.75	0.55%	8.001%	652	90.96%
1.500	2	252,945.51	0.08	9.054	540	70.21
2.000	17	5,088,365.30	1.53	6.856	605	78.59
3.000	1,292	320,029,020.70	96.41	6.997	626	79.58
4.000	8	2,488,970.00	0.75	7.938	639	85.61
5.000	7	1,872,776.82	0.56	6.527	678	82.00
5.500	1	385,600.00	0.12	6.500	656	80.00

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Periodic Rate Cap (%)	Loans	Balance	Balance	Coupon	Score	LTV

1.000	927	$232,792,273.40	70.13%	7.119%	623	80.09%
1.500	413	99,154,862.68	29.87	6.740	633	78.72

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
Date	Loans	Balance	Balance	Coupon	Score	LTV

17 - 21	608	$151,042,853.95	45.50%	6.959%	623	80.51%
22 - 26	563	139,777,772.88	42.11	7.132	624	78.95
27 - 31	4	897,193.45	0.27	7.598	619	81.82
32 - 36	137	32,719,913.04	9.86	6.801	638	79.41
52 - 56	4	904,940.13	0.27	6.597	682	70.66
57 - 61	24	6,604,462.63	1.99	6.381	658	78.61

Total	1,340	$331,947,136.08	100.00%	7.005%	626	79.68%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY